                        ANNUAL REPORT / OCTOBER 31 2000

                                AIM CHARTER FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                          FULL SAIL BY JAMES G. TYLER

         THIS BOAT WITH BILLOWING SAILS DEPICTS CONFIDENCE AND A SENSE

            OF PURPOSE AND DIRECTION AS IT PRESSES ON THROUGH EVER-

            CHANGING SEAS TO REACH ITS DESTINATION. IN THE SAME WAY,

           AIM CHARTER FUND MAINTAINS A DISCIPLINED INVESTMENT COURSE

                               TO REACH ITS GOAL.

                     -------------------------------------

AIM Charter Fund is for shareholders who seek growth of capital with a secondary objective of current income.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o During the fiscal year ended 10/31/00, the fund paid distributions of $1.3525 per Class A, Class B and Class C share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual returns as of 9/30/00, the most recent calendar quarter-end, which are shown below and include sales charges.
================================================================================
CLASS A SHARES
  Inception (11/26/68)            14.60%
  10 years                        17.99
  5 years                         19.73
  1 year                          18.64

CLASS B SHARES
  Inception (6/26/95)             21.27%
  5 years                         19.98
  1 year                          19.56

CLASS C SHARES
  Inception (8/4/97)              17.70%
  1 year                          23.56
================================================================================



                                AIM CHARTER FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert  H.        from the funds' board and will soon retire as A I M
   Graham           Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
   In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------


                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM CHARTER FUND STAYS ON COURSE DESPITE MARKET UNCERTAINTY


THE STOCK MARKET WAS QUITE BUMPY DURING THE PAST YEAR. HOW DID AIM CHARTER FUND PERFORM?
Despite volatile markets, AIM Charter Fund continued its run of strong performance. For the fiscal year ended October 31, 2000, the fund had total returns of 13.60%, 12.76% and 12.78%, respectively, for Class A, Class B and Class C shares. (These returns are at net asset value, which does not include sales charges.) The fund outperformed the S&P 500, which had a total return of 6.08% for the same period. Net assets in the fund grew from $7.4 billion to $9.3 billion during the fiscal year.
    AIM Charter Fund's performance for the fiscal year ended October 31 includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, the fund's performance has been affected by the technology sector sell-off and other market difficulties.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
Markets rallied strongly during the first half of the fiscal year, but experienced a choppy, downward trend in the second half. In late 1999 and early 2000, technology stocks led the surge, with the tech-laden Nasdaq soaring to record levels well into March. However, investor concern about possible overvaluations sparked a sharp tech sell-off late in the month. Investors were also concerned that the Federal Reserve Board (the Fed) would keep raising interest rates to slow torrid economic growth and to contain inflation. The ensuing sell-off affected nearly every stock-market sector in April and caused severe market volatility.
    Amid mounting evidence that economic growth was slowing, markets rallied in May and June at the prospect of no more Fed rate hikes. Indeed, the Fed left interest rates unchanged for the rest of the fiscal year. However, in late summer and early fall, a combination of rising oil prices, unrest in the Middle East and concern about corporate earnings created another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro negatively affected profit margins.
    Major market indexes such as the S&P 500 peaked fairly early in 2000, and as of the close of the fiscal year they had not regained those levels. Even so, most market indexes recorded gains for the 12-month reporting period. After tech stocks faded, stocks in several other sectors--including financial services, health care, energy and utilities--posted healthy gains. And while growth stocks (those perceived to have above-average growth potential) outperformed value stocks (those perceived to be undervalued relative to the broader market) during the first half of the year, value made a comeback in the second half, leaving growth behind.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Our process of focusing on large, market-leading companies with above-average growth prospects helped the fund outperform its benchmark (the S&P 500) for the fiscal year. The fund's strategy of investing in companies that have experienced long-term growth and growing dividends also proved beneficial in the uncertain market environment, as did its diversification across many market sectors, which offered some protection during extreme volatility.

WHAT WERE THE BEST-PERFORMING SECTORS FOR THE FUND?
The fund's overweightings in financial services, health care and capital goods boosted performance. Financial and health-care stocks particularly benefited when tech

================================================================================
[ART WORK]
AIM CHARTER FUND PERFORMANCE

================================================================================
GROWTH OF NET ASSETS           FUND BEATS S&P 500

10/31/99-10/31/00,             Total returns for the fiscal year ended 10/31/00,
in billions                    excluding sales charges

$7.4       $9.3                13.60%      12.76%      12.78%      6.08%

10/31/99  10/31/00               FUND        FUND        FUND       S&P
                               CLASS A     CLASS B     CLASS C      500
                                SHARES      SHARES      SHARES     INDEX
================================================================================

          See important fund and index disclosures inside front cover.


                                AIM CHARTER FUND

ANNUAL REPORT / MANAGERS' OVERVIEW




stocks fell out of favor because these sectors were perceived as more fundamentally sound than technology. Although the fund's energy weighting was fairly small, it also contributed to performance.
    Consumer cyclicals, especially retail companies, were hurt by a general trend of decreasing consumer spending, so the fund remained underweighted in this sector while we carefully followed earnings.

HAS YOUR TECHNOLOGY WEIGHTING CHANGED?
Technology stocks accounted for about 36% of the portfolio, up slightly from a year ago, with an emphasis on stocks with solid earnings growth. Even though tech stocks have taken a beating in 2000, which has been a drag on fund performance, we continued to find good long-term growth prospects in this sector, focusing on companies involved in data storage and the build-out of the Internet infrastructure.

WHAT STOCKS PERFORMED WELL FOR THE FUND?
Among financial stocks, top U.S. retail broker Merrill Lynch and venerable investment bank Goldman Sachs (both fund holdings) reported earnings ahead of analysts' estimates for the third quarter, driven by their core businesses: for Merrill Lynch, asset management; for Goldman Sachs, initial public offering
(IPO) underwriting and mergers and acquisitions.
    In health care, pharmaceutical giant Pfizer, which earlier this year merged with Warner-Lambert, continued to be a standout performer for the fund. The company reported a 30% jump in third-quarter profits over the previous year as sales of its top drugs posted strong gains.
    In capital goods, fund holdings General Electric (GE) and Tyco International both performed well. A highly diversified company, GE reported record earnings on the strength of its power-systems, technical-products, plastics and financial-services divisions. Tyco, a diversified manufacturing and services company, saw its fiscal fourth-quarter earnings rise 40% over the previous year on strong internal growth, surging electronics sales and acquisition integration.

WHAT WERE SOME TECH STOCKS YOU FAVORED?
Among our technology holdings, VERITAS Software and Celestica performed well. VERITAS, a top maker of data-storage software used in corporate networks, reported an 81% increase in earnings. And Celestica, a Toronto-based electronics manufacturer whose products are used in computer servers, workstations, peripherals and communications devices, reported a whopping 186% increase in third-quarter profits.

WHAT IS YOUR NEAR-TERM OUTLOOK?
The economic climate appeared favorable for stocks at the close of the reporting period despite often-extreme market volatility. The nation's unemployment rate had fallen to its lowest level in three decades. Consumer spending, down for much of the second half of the fiscal year, started to pick up again. And inflation was moderate despite higher oil prices.
    Perhaps most importantly, corporate profit growth, while declining for some, was still impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic trends and future international developments, markets may continue to be volatile. Inves-tors would be wise to maintain a long-term perspective in such an environment.

================================================================================
PORTFOLIO COMPOSITION
As of 10/31/00, based on total net assets         NUMBER OF HOLDINGS: 68

=============================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------
 1. Tyco International Ltd. (Bermuda)      5.48%     1. Computers (Software & Services) 9.63%
 2. Chase Manhattan Corp. (The)            4.89      2. Investment Banking/Brokerage    6.59
 3. General Electric Co.                   4.42      3. Health Care                     6.34
 4. Pfizer Inc.                            4.18         (Drugs-Major Pharmaceuticals)
 5. Cisco Systems, Inc.                    3.47      4. Communications Equipment        6.19
 6. Morgan Stanley Dean Witter & Co.       3.45      5. Manufacturing (Diversified)     6.06
 7. VERITAS Software Corp.                 3.30      6. Financial (Diversified)         6.01
 8. Target Corp.                           3.27      7. Electronics (Semiconductors)    5.90
 9. American International Group, Inc.     3.16      8. Electrical Equipment            5.06
10. Citigroup Inc.                         3.11      9. Banks (Money Center)            4.89
                                                    10. Computers (Hardware)            3.53

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                    reports and prospectuses. Soon, you can

                    read the same AIM report you are reading

                 now--online. Once you sign up for the service,

                   we will send you a link to the report via

                 e-mail. If you choose to receive your reports

                  online, you will not receive a paper copy by

                mail. You may cancel the service at any time by

                             visiting our Web site.

                 Please visit our Web site at www.aimfunds.com

                  and go to "Your AIM Account." Log into your

               account and then click on the "View Other Account

                 Options" dropdown menu and select "eDelivery."

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                                AIM CHARTER FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
11/26/68-10/31/00

This chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to the stock market over the period 11/26/68-10/31/00. (Please note that performance results for the S&P 500 are for the period 11/30/68-10/31/00.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges
================================================================================
CLASS A SHARES
  Inception (11/26/68)              14.41%
  10 years                          17.42
  5 years                           19.14
  1 year                             7.34*
  *13.60% excluding sales charges

CLASS B SHARES
  Inception (6/26/95)               19.94%
  5 years                           19.40
  1 year                             7.76*
  *12.76% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                15.67%
  1 year                            11.78*
  *12.78% excluding CDSC

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index on this page, please see the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================
in thousands
================================================================================
             AIM Charter Fund,
              Class A Shares         S&P 500 Index
--------------------------------------------------------------------------------

11/26/68       9446                  10000
10/69          9562                  9237.5
10/70          7024                  8213.91
10/71          9170                  9598.09
10/72          12768                 11702.3
10/73          14160                 11703.3
10/74          9720                  8334.92
10/75          11892                 10499.8
10/76          14361                 12616.2
10/77          16072                 11854.5
10/78          21504                 12607.3
10/79          27400                 14554.5
10/80          42236                 19227.6


                                AIM CHARTER FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



in thousands
================================================================================
             AIM Charter Fund,
              Class A Shares         S&P 500 Index
--------------------------------------------------------------------------------

10/81          45396                 19337.5
10/82          49230                 22486.6
10/83          63803                 28770.8
10/84          58888                 30602.9
10/85          67374                 36518.6
10/86          88655                 48637.9
10/87          94617                 51750
10/88          100199                59387
10/89          133941                75038.4
10/90          139104                69425.8
10/91          191473                92625.1
10/92          199461                101840
10/93          233203                117023
10/94          227257                121537
10/95          288684                153633
10/96          336899                190630
10/97          433165                251820
10/98          481675                307251
10/99          645683                386099
10/00          735605                409562

             $735,605              $409,562

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================


                                AIM CHARTER FUND

                        ANNUAL REPORT / FOR CONSIDERATION

[ART WORK]
CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.


DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them.

[ART WORK]


                                AIM CHARTER FUND

                        ANNUAL REPORT / FOR CONSIDERATION



issue them. But the added risk also means higher return potential.
     Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.


SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

-------------------------------------------------------------------------------

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

-------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-78.41%

BANKS (MONEY CENTER)-4.89%

Chase Manhattan Corp. (The)         10,000,000   $  455,000,000
===============================================================

BIOTECHNOLOGY-0.81%

Amgen Inc.(a)                        1,300,000       75,318,750
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.38%

AT&T Corp.-Liberty Media
  Corp.-Class A                      5,500,000       99,000,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)             3,000,000      122,250,000
===============================================================
                                                    221,250,000
===============================================================

CHEMICALS (DIVERSIFIED)-0.52%

Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES(b)                            1,000,000       48,187,500
===============================================================

COMMUNICATIONS EQUIPMENT-1.71%

Comverse Technology, Inc.(a)           700,000       78,225,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,000,000       81,375,000
===============================================================
                                                    159,600,000
===============================================================

COMPUTERS (HARDWARE)-3.13%

Gateway, Inc.(a)                     1,350,000       69,673,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            2,000,000      221,750,000
===============================================================
                                                    291,423,500
===============================================================

COMPUTERS (NETWORKING)-3.47%

Cisco Systems, Inc.(a)               6,000,000      323,250,000
===============================================================

COMPUTERS (PERIPHERALS)-1.91%

EMC Corp.(a)                         2,000,000      178,125,000
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-7.63%

Ariba, Inc.(a)                         800,000      101,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     600,000       41,325,000
---------------------------------------------------------------
Oracle Corp.(a)                      6,000,000      198,000,000
---------------------------------------------------------------
VERITAS Software Corp.(a)            2,178,800      307,244,844
---------------------------------------------------------------
Vitria Technology, Inc.(a)           2,325,000       62,484,375
===============================================================
                                                    710,154,219
===============================================================

ELECTRICAL EQUIPMENT-5.06%

General Electric Co.                 7,500,000      411,093,750
---------------------------------------------------------------
Solectron Corp.(a)                   1,350,000       59,400,000
===============================================================
                                                    470,493,750
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-2.06%

Analog Devices, Inc.(a)              1,500,000       97,500,000
---------------------------------------------------------------
Linear Technology Corp.                700,000       45,193,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Texas Instruments Inc.               1,000,000   $   49,062,500
===============================================================
                                                    191,756,250
===============================================================

ENTERTAINMENT-1.83%

Time Warner Inc.                     2,250,000      170,797,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.46%

Applied Materials, Inc.(a)             800,000       42,500,000
===============================================================

FINANCIAL (DIVERSIFIED)-6.01%

American Express Co.                 4,500,000      270,000,000
---------------------------------------------------------------
Citigroup Inc.                       5,500,000      289,437,500
===============================================================
                                                    559,437,500
===============================================================

HEALTH CARE (DIVERSIFIED)-1.36%

American Home Products Corp.         2,000,000      127,000,000
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.07%

Genentech, Inc.(a)                   1,204,000       99,330,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.34%

Allergan, Inc.                       1,250,000      105,078,125
---------------------------------------------------------------
Pfizer Inc.                          9,000,000      388,687,500
---------------------------------------------------------------
Pharmacia Corp.                      1,750,000       96,250,000
===============================================================
                                                    590,015,625
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.74%

Health Management Associates,
  Inc.-Class A(a)                    3,500,000       69,343,750
===============================================================

HEALTH CARE (MANAGED CARE)-1.18%

UnitedHealth Group Inc.              1,000,000      109,375,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.02%

Medtronic, Inc.                      1,000,000       54,312,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group            350,000       40,950,000
===============================================================
                                                     95,262,500
===============================================================

INSURANCE (MULTI-LINE)-3.16%

American International Group,
  Inc.                               3,000,000      294,000,000
===============================================================

INSURANCE BROKERS-0.84%

Marsh & McLennan Cos., Inc.            600,000       78,450,000
===============================================================

INVESTMENT
  BANKING/BROKERAGE-6.59%

Goldman Sachs Group, Inc. (The)      1,000,000       99,812,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.            2,000,000      140,000,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Morgan Stanley Dean Witter & Co.     4,000,000   $  321,250,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         1,500,000       52,687,500
===============================================================
                                                    613,750,000
===============================================================

INVESTMENT MANAGEMENT-0.72%

Stilwell Financial, Inc.             1,500,000       67,218,750
===============================================================

MANUFACTURING (DIVERSIFIED)-0.58%

Honeywell International Inc.         1,000,000       53,812,500
===============================================================

NATURAL GAS-1.00%

Dynegy Inc.-Class A                  2,000,000       92,625,000
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-3.01%

Diamond Offshore Drilling, Inc.        500,000       17,281,250
---------------------------------------------------------------
R&B Falcon Corp.(a)                  2,000,000       50,000,000
---------------------------------------------------------------
Schlumberger Ltd.                    1,750,000      133,218,750
---------------------------------------------------------------
Transocean Sedco Forex Inc.          1,500,000       79,500,000
===============================================================
                                                    280,000,000
===============================================================

OIL (INTERNATIONAL
  INTEGRATED)-1.68%

Exxon Mobil Corp.                    1,750,000      156,078,125
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-0.47%

Calpine Corp.(a)                       550,000       43,415,625
===============================================================

RETAIL (BUILDING SUPPLIES)-0.46%

Home Depot, Inc. (The)               1,000,000       43,000,000
===============================================================

RETAIL (DEPARTMENT STORES)-0.67%

Kohl's Corp.(a)                      1,150,000       62,315,625
===============================================================

RETAIL (DRUG STORES)-0.98%

Walgreen Co.                         2,000,000       91,250,000
===============================================================

RETAIL (GENERAL MERCHANDISE)-3.26%

Target Corp.                        11,000,000      303,875,000
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.32%

Cendant Corp.-$3.75 Conv. PRIDES     1,000,000       29,375,000
===============================================================

SERVICES (DATA PROCESSING)-0.34%

Ceridian Corp.(a)                    1,250,000       31,250,000
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.75%

Phone.com, Inc.(a)                     750,000       69,421,875
===============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $4,995,515,075)                             7,297,458,344
===============================================================

                                                     MARKET
                                     SHARES          VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.78%

BERMUDA-5.48%

Tyco International Ltd.
  (Manufacturing-Diversified)        9,000,000   $  510,187,500
===============================================================

CANADA-5.18%

Celestica Inc.
  (Electronics-Semiconductors)(a)    3,000,000      215,625,000
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)         4,000,000      182,000,000
---------------------------------------------------------------
PMC-Sierra, Inc.
  (Electronics-Semiconductors)(a)      500,000       84,750,000
===============================================================
                                                    482,375,000
===============================================================

FINLAND-0.58%

Nokia Oyj-ADR (Communications
  Equipment)                         1,250,000       53,437,500
===============================================================

UNITED KINGDOM-0.54%

Shire Pharmaceuticals Group
  PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       800,000       50,300,000
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $806,019,092)                               1,096,300,000
===============================================================

                                    PRINCIPAL
                                     AMOUNT
CONVERTIBLE NOTES-4.95%

COMMUNICATIONS EQUIPMENT-1.95%

Juniper Networks, Inc., Unsec.
  Conv. Notes, 4.75%, 03/15/07     $80,000,000   $  111,600,000
---------------------------------------------------------------
Redback Networks Inc., Conv.
  Notes, 5.00%, 04/01/07
  (Acquired 04/13/00-07/14/00;
  Cost $66,966,675)(c)              80,000,000       69,500,000
===============================================================
                                                    181,100,000
===============================================================

COMPUTERS (HARDWARE)-0.40%

Candescent Technologies Corp.,
  Conv. Notes, 8.00%, 05/01/03
  (Acquired 04/17/98-08/31/00;
  Cost $36,693,750)(c)              40,800,000       28,968,000
---------------------------------------------------------------
Candescent Technologies Corp.,
  Sr. Conv. Gtd. Sub. Debs.,
  8.00%, 05/01/03 (Acquired
  03/07/00; Cost $9,360,000)(c)     11,700,000        8,307,000
===============================================================
                                                     37,275,000
===============================================================

COMPUTERS (SOFTWARE &  SERVICES)-1.99%

VERITAS Software Corp., Conv.
  Unsec. Notes, 5.25%, 11/01/04     12,500,000      185,671,875
===============================================================

ELECTRONICS (SEMICONDUCTORS)-0.61%

TranSwitch Corp., Conv. Unsec.
  Unsub. Notes, 4.50%, 09/12/05
  (Acquired 09/06/00-09/22/00;
  Cost $51,641,510)(c)              50,000,000       57,125,000
===============================================================
    Total Convertible Notes (Cost
      $265,048,751)                                 461,171,875
===============================================================

                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-4.31%

STIC Liquid Assets Portfolio(d)    200,389,105   $  200,389,105
---------------------------------------------------------------
STIC Prime Portfolio(d)            200,389,105      200,389,105
===============================================================
    Total Money Market Funds
      (Cost $400,778,210)                           400,778,210
===============================================================
TOTAL INVESTMENTS-99.45% (Cost
  $6,467,361,128)                                 9,255,708,429
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.55%                                  50,876,880
===============================================================
NET ASSETS-100.00%                               $9,306,585,309
_______________________________________________________________
===============================================================

Investment Abbreviations:

ACES   - Adjustable Conversion-Rate Equity Security
ADR    - American Depositary Receipt
Conv.  - Convertible
Gtd.   - Guaranteed
Pfd.   - Preferred
PRIDES - Preferred Redeemable Increased Dividend Security
Sr.    - Senior
Unsec. - Unsecured
Unsub. - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 represented 0.52% of the Fund's net assets.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value at 10/31/00 was $163,900,000 which represented 1.76% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $6,467,361,128)                              $9,255,708,429
-------------------------------------------------------------
Receivables for:
  Investments sold                                125,862,482
-------------------------------------------------------------
  Fund shares sold                                 20,439,092
-------------------------------------------------------------
  Dividends and interest                            6,895,834
-------------------------------------------------------------
Collateral for securities loaned                  223,052,700
-------------------------------------------------------------
Investment for deferred compensation plan             111,896
-------------------------------------------------------------
Other assets                                          167,162
=============================================================
    Total assets                                9,632,237,595
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            83,099,731
-------------------------------------------------------------
  Collateral upon return of securities loaned     223,052,700
-------------------------------------------------------------
  Fund shares reacquired                            8,160,666
-------------------------------------------------------------
  Deferred compensation plan                          111,896
-------------------------------------------------------------
Accrued advisory fees                               4,699,610
-------------------------------------------------------------
Accrued administrative services fees                   33,945
-------------------------------------------------------------
Accrued distribution fees                           5,099,913
-------------------------------------------------------------
Accrued trustees' fees                                  2,320
-------------------------------------------------------------
Accrued transfer agent fees                         1,239,008
-------------------------------------------------------------
Accrued operating expenses                            152,497
=============================================================
    Total liabilities                             325,652,286
=============================================================
Net assets applicable to shares outstanding    $9,306,585,309
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $5,801,868,972
_____________________________________________________________
=============================================================
Class B                                        $3,088,610,539
_____________________________________________________________
=============================================================
Class C                                        $  412,871,584
_____________________________________________________________
=============================================================
Institutional Class                            $    3,234,214
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           321,076,686
_____________________________________________________________
=============================================================
Class B                                           174,315,501
_____________________________________________________________
=============================================================
Class C                                            23,239,560
_____________________________________________________________
=============================================================
Institutional Class                                   176,469
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        18.07
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.07 divided by
      94.50%)                                  $        19.12
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        17.72
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        17.77
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                            $        18.33
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $260,470)                                     $ 44,621,886
------------------------------------------------------------
Dividends from affiliated money market funds      19,976,756
------------------------------------------------------------
Interest                                          12,038,522
------------------------------------------------------------
Security lending income                               57,484
============================================================
    Total investment income                       76,694,648
============================================================

EXPENSES:

Advisory fees                                     56,142,463
------------------------------------------------------------
Administrative services fee                          383,224
------------------------------------------------------------
Custodian fees                                       436,940
------------------------------------------------------------
Distribution fees -- Class A                      17,302,500
------------------------------------------------------------
Distribution fees -- Class B                      28,390,889
------------------------------------------------------------
Distribution fees -- Class C                       2,875,637
------------------------------------------------------------
Transfer agent fees -- Class A                     6,483,464
------------------------------------------------------------
Transfer agent fees -- Class B                     4,193,264
------------------------------------------------------------
Transfer agent fees -- Class C                       424,724
------------------------------------------------------------
Transfer agent fees -- Institutional Class             6,987
------------------------------------------------------------
Trustees' fees                                        32,886
------------------------------------------------------------
Other                                              2,491,474
============================================================
    Total expenses                               119,164,452
============================================================
Less: Fees waived                                 (1,484,073)
------------------------------------------------------------
    Expenses paid indirectly                        (142,391)
============================================================
    Net expenses                                 117,537,988
============================================================
Net investment income (loss)                     (40,843,340)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          479,025,042
------------------------------------------------------------
  Foreign currencies                                     (19)
------------------------------------------------------------
  Option contracts written                        (7,070,524)
============================================================
                                                 471,954,499
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          506,772,676
------------------------------------------------------------
  Foreign currencies                                 (57,630)
------------------------------------------------------------
  Option contracts written                           174,690
============================================================
                                                 506,889,736
============================================================
Net gain on investment securities, foreign
  currencies and option contracts                978,844,235
============================================================
Net increase in net assets resulting from
  operations                                    $938,000,895
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (40,843,340)   $   (7,207,717)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              471,954,499       657,364,994
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          506,889,736     1,116,552,041
==============================================================================================
    Net increase in net assets resulting from operations         938,000,895     1,766,709,318
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (9,134,542)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (216,682)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (388,576,691)     (149,620,112)
----------------------------------------------------------------------------------------------
  Class B                                                       (178,887,093)      (57,712,333)
----------------------------------------------------------------------------------------------
  Class C                                                        (12,095,934)       (1,614,093)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (5,231,737)       (1,761,967)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        584,181,510       151,495,357
----------------------------------------------------------------------------------------------
  Class B                                                        797,259,785       370,892,559
----------------------------------------------------------------------------------------------
  Class C                                                        277,016,670        84,930,162
----------------------------------------------------------------------------------------------
  Institutional Class                                            (65,767,394)        9,431,197
==============================================================================================
    Net increase in net assets                                 1,945,900,011     2,163,398,864
==============================================================================================

NET ASSETS:

  Beginning of year                                            7,360,685,298     5,197,286,434
==============================================================================================
  End of year                                                 $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $6,086,848,912    $4,466,453,244
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (265,564)         (217,108)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          431,720,148       613,057,085
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts        2,788,281,813     2,281,392,077
==============================================================================================
                                                              $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $40,794,884, undistributed net realized gains decreased by $68,499,981 and paid in capital increased by $27,705,097 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

   Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $1,484,073. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $383,224 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $5,656,971 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the

"Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $17,302,500, $28,390,889 and $2,875,637,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,447,012 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $148,823 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $17,752 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $120,163 and reductions in custodian fees of $22,228 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $142,391.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
  At October 31, 2000, securities with an aggregate value of $217,561,694 were on loan to brokers. The loans were secured by cash collateral of $223,052,700. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $7,614,658,355 and $6,854,206,652, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,929,797,242
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (168,568,503)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,761,228,739
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $6,494,479,690.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                  CALL OPTION CONTRACTS
                                                                -------------------------
                                                                NUMBER OF      PREMIUMS
                                                                CONTRACTS      RECEIVED
                                                                ---------    ------------
Beginning of year                                                 22,500     $ 27,510,348
-----------------------------------------------------------------------------------------
Written                                                           32,000       15,761,611
-----------------------------------------------------------------------------------------
Closed                                                           (27,181)     (27,941,081)
-----------------------------------------------------------------------------------------
Exercised                                                        (10,500)      (6,227,291)
-----------------------------------------------------------------------------------------
Expired                                                          (16,819)      (9,103,587)
=========================================================================================
End of year                                                           --     $         --
_________________________________________________________________________________________
=========================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    ----------------------------
                                                                SHARES           AMOUNT          SHARES          AMOUNT
                                                              -----------    --------------    -----------    -------------
Sold:
  Class A                                                      57,178,653    $1,066,455,209     51,272,783    $ 809,088,837
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      53,229,017       974,381,372     36,310,602      576,056,633
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      16,418,781       302,161,441      6,968,661      111,866,437
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             579,610        10,786,891        828,138       13,421,969
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      21,344,032       366,468,078     10,532,077      149,384,623
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,983,505       169,088,645      3,894,826       54,866,091
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         672,773        11,427,814        107,859        1,525,822
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             294,477         5,109,184        134,608        1,929,704
===========================================================================================================================
Reacquired:
  Class A                                                     (45,774,876)     (848,741,777)   (51,731,503)    (806,978,103)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (18,927,570)     (346,210,232)   (16,551,587)    (260,030,165)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,991,214)      (36,572,585)    (1,788,368)     (28,462,097)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,553,078)      (81,663,469)      (372,429)      (5,920,476)
===========================================================================================================================
                                                               88,454,110    $1,592,690,571     39,605,667    $ 616,749,275
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                               ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                2000(a)         1999          1998          1997          1996
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                           $    17.16    $    13.32    $    13.41    $    11.19    $    10.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)         0.02          0.12          0.10          0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             2.30          4.39          1.23          2.91          1.43
=================================================================================================================================
    Total from investment operations                                 2.26          4.41          1.35          3.01          1.62
=================================================================================================================================
Less distributions:
  Dividends from net investment income                                 --         (0.03)        (0.10)        (0.12)        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (1.35)        (0.54)        (1.34)        (0.67)        (0.90)
=================================================================================================================================
    Total distributions                                             (1.35)        (0.57)        (1.44)        (0.79)        (1.06)
=================================================================================================================================
Net asset value, end of period                                 $    18.07    $    17.16    $    13.32    $    13.41    $    11.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                     13.60%        34.05%        11.20%        28.57%        16.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $5,801,869    $4,948,666    $3,706,938    $3,466,912    $2,647,208
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.06%(c)       1.05%        1.08%         1.09%         1.12%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.08%(c)       1.07%        1.10%         1.10%         1.12%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets         (0.20)%(c)       0.11%       0.95%         0.79%         1.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                                80%          107%          154%          170%          164%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $5,767,499,930.

                                                                                            CLASS B
                                                                ----------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                 2000(a)         1999          1998          1997         1996
                                                                ----------    ----------    ----------    ----------    --------
Net asset value, beginning of period                            $    16.97    $    13.24    $    13.37    $    11.18    $  10.62
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.17)        (0.10)         0.02          0.01        0.10
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              2.27          4.37          1.22          2.89        1.45
================================================================================================================================
    Total from investment operations                                  2.10          4.27          1.24          2.90        1.55
================================================================================================================================
Less distributions:
  Dividends from net investment income                                  --            --         (0.03)        (0.04)      (0.09)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (1.35)        (0.54)        (1.34)        (0.67)      (0.90)
================================================================================================================================
Total distributions                                                  (1.35)        (0.54)        (1.37)        (0.71)      (0.99)
================================================================================================================================
Net asset value, end of period                                  $    17.72    $    16.97    $    13.24    $    13.37    $  11.18
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                      12.76%        33.06%        10.33%        27.54%      15.90%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,088,611    $2,206,752    $1,408,687    $1,056,094    $515,672
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.80%(c)       1.80%        1.84%         1.85%       1.94%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                 1.82%(c)       1.82%        1.86%         1.86%       1.94%
================================================================================================================================
Ratio of net investment income (loss) to average net assets          (0.94)%(c)      (0.64)%       0.19%        0.03%       0.99%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                                 80%          107%          154%          170%        164%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $2,839,088,899.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                      AUGUST 4, 1997
                                                                   YEAR ENDED OCTOBER 31,         (DATE SALES COMMENCED)
                                                              2000(a)       1999        1998       TO OCTOBER 31, 1997
                                                              --------    --------    --------    ----------------------
Net asset value, beginning of period                          $  17.01    $  13.27    $ 13.39             $13.86
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.09)      0.02                 --
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.28        4.37       1.23              (0.45)
========================================================================================================================
    Total from investment operations                              2.11        4.28       1.25              (0.45)
========================================================================================================================
Less distributions:
  Dividends from net investment income                              --          --      (0.03)                --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.35)      (0.54)     (1.34)             (0.02)
========================================================================================================================
    Total distributions                                          (1.35)      (0.54)     (1.37)             (0.02)
========================================================================================================================
Net asset value, end of period                                $  17.77    $  17.01    $ 13.27             $13.39
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  12.78%      33.06%     10.39%             (3.24)%
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $412,872    $138,467    $37,846             $5,669
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.80%(c)     1.80%     1.84%              1.82%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.82%(c)     1.82%     1.86%              1.83%(d)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(c)    (0.64)%    0.19%             0.06%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             80%        107%       154%               170%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $287,563,743.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Charter Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

     The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr..........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  198,072,354    4,443,810    58,954,098**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................  195,535,393    5,769,173    60,165,696**
(4)(b)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  195,049,790    6,189,440    60,231,032**
(4)(c)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  195,332,446    5,942,292    60,195,524**
(4)(d)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  194,631,850    6,712,959    60,125,453**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................  194,133,929    7,236,966    60,099,367**
(4)(f)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  193,797,885    7,364,819    60,307,558**
(4)(g)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......  194,572,382    6,731,052    60,166,828**
(4)(h)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................  191,833,892    9,274,126    60,362,244**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................  192,813,406    8,434,283    60,222,573**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  193,458,648    7,690,442    60,321,172**
(4)(k)  Approval of the Elimination of Fundamental Restriction on
        Purchasing Securities of Issuers in which Officers and
        Directors of the Company and its Affiliates own
        Securities..................................................  192,351,448    8,842,141    60,276,673**
(4)(l)  Approval of the Elimination of Fundamental Restriction on
        transactions with Officers and Directors of Charter in
        Securities other than Capital Stock of Charter..............  192,342,732..  8,746,755    60,380,775**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  249,488,386    1,958,184    10,023,692

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  771,237,475   25,045,711   214,550,642**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935   26,389,312   203,059,248**

---------------

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                   OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                           11 Greenway Plaza
Chairman, President and                           President                                  Suite 100
Chief Executive Officer                                                                      Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary        INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                               A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                      11 Greenway Plaza
Formerly Director, President, and                                                            Suite 100
Chief Executive Officer                           Edgar M. Larsen                            Houston, TX 77046
COMSAT Corporation                                Vice President
                                                                                             SUB-ADVISOR
Owen Daly II                                      Dana R. Sutton
Formerly Director                                 Vice President and Treasurer               A I M Capital Management, Inc.
Cortland Trust Inc.                                                                          11 Greenway Plaza
                                                  Jim A. Coppedge                            Suite 100
Albert R. Dowden                                  Assistant Secretary                        Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and       Melville B. Cox                            TRANSFER AGENT
Director, Magellan Insurance Company,             Vice President
Formerly Director, President and                                                             A I M Fund Services, Inc.
Chief Executive Officer,                          Mary J. Benson                             P.O. Box 4739
Volvo Group North America, Inc.; and              Assistant Vice President and               Houston, TX 77210-4739
Senior Vice President, AB Volvo                   Assistant Treasurer
                                                                                             CUSTODIAN
Edward K. Dunn Jr.                                Sheri Morris
Chairman, Mercantile Mortgage Corp.;              Assistant Vice President and               State Street Bank and Trust Company
Formerly Vice Chairman and President,             Assistant Treasurer                        225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                                     Boston, MA 02110
President, Mercantile Bankshares                  Renee A. Friedli
                                                  Assistant Secretary                        COUNSEL TO THE FUND
Jack Fields
Chief Executive Officer                           P. Michelle Grace                          Ballard Spahr
Twenty First Century, Inc.;                       Assistant Secretary                        Andrews & Ingersoll, LLP
Formerly Member                                                                              1735 Market Street
of the U.S. House of Representatives              Nancy L. Martin                            Philadelphia, PA 19103
                                                  Assistant Secretary
Carl Frischling                                                                              COUNSEL TO THE TRUSTEES
Partner                                           Ofelia M. Mayo
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                        Kramer, Levin, Naftalis & Frankel LLP
                                                                                             919 Third Avenue
Prema Mathai-Davis                                Lisa A. Moss                               New York, NY 10022
Formerly Chief Executive Officer,                 Assistant Secretary
YWCA of the U.S.A.                                                                           DISTRIBUTOR
                                                  Kathleen J. Pflueger
Lewis F. Pennock                                  Assistant Secretary                        A I M Distributors, Inc.
Partner                                                                                      11 Greenway Plaza
Pennock & Cooper                                                                             Suite 100
                                                                                             Houston, TX 77046
Louis S. Sklar
Executive Vice President                                                                     AUDITORS
Hines Interests
Limited Partnership                                                                          KPMG LLP
                                                                                             700 Louisiana
                                                                                             Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 21% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $396,617,031 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

                         EQUITY FUNDS

DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS
     MORE AGGRESSIVE                          MORE AGGRESSIVE                   A I M Management Group Inc. has provided
AIM Small Cap Opportunities(1)   AIM Latin American Growth                      leadership in the mutual fund industry since 1976
AIM Mid Cap Opportunities(2)     AIM Developing Markets                         and managed approximately $183 billion in assets
AIM Large Cap Opportunities(3)   AIM European Small Company                     for more than eight million shareholders, including
AIM Emerging Growth              AIM Asian Growth                               individual investors, corporate clients and
AIM Small Cap Growth(4)          AIM Japan Growth                               financial institutions, as of September 30, 2000.
AIM Aggressive Growth            AIM International Emerging Growth                  The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth               AIM European Development                       is distributed nationwide, and AIM today is the
AIM Small Cap Equity             AIM Euroland Growth                            eighth-largest mutual fund complex in the United
AIM Capital Development          AIM Global Aggressive Growth                   States in assets under management, according to
AIM Constellation                AIM International Equity                       Strategic Insight, an independent mutual fund
AIM Dent Demographic Trends      AIM Advisor International Value                monitor.
AIM Select Growth                AIM Global Trends                                  AIM is a subsidiary of AMVESCAP PLC, one of the
AIM Large Cap Growth             AIM Global Growth                              world's largest independent financial services
AIM Weingarten                               MORE CONSERVATIVE                  companies with $414 billion in assets under
AIM Mid Cap Equity                                                              management as of September 30, 2000.
AIM Value II                     SECTOR EQUITY FUNDS
AIM Charter
AIM Value                                     MORE AGGRESSIVE
AIM Blue Chip                    AIM New Technology
AIM Basic Value                  AIM Global Telecommunications and Technology
AIM Large Cap Basic Value        AIM Global Resources
AIM Balanced                     AIM Global Financial Services
AIM Advisor Flex                 AIM Global Health Care
    MORE CONSERVATIVE            AIM Global Consumer Products and Services
                                 AIM Global Infrastructure
                                 AIM Advisor Real Estate
                                 AIM Global Utilities
                                             MORE CONSERVATIVE

                     FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS       TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                     MORE AGGRESSIVE
AIM Strategic Income             AIM High Income Municipal
AIM High Yield II                AIM Tax-Exempt Bond of Connecticut
AIM High Yield                   AIM Municipal Bond
AIM Income                       AIM Tax-Free Intermediate
AIM Global Income                AIM Tax-Exempt Cash
AIM Floating Rate(5)                    MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
    MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          Invest with DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                CHT-AR-1